Exhibit 10.44

                                LEASE AGREEMENT
                                 By and Between

                        Mutual Properties Stonedale L.P.

                                  as Landlord

                                      and

                            Pro-Mark Holdings, Inc.

                                   as Tenant


            Property Location:   Stonedale Office Building

                                 1935 Kingstown Road

                                 Peace Dale, R.I. 02881
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                                LEASE AGREEMENT

                             SUMMARY OF LEASE TERMS

Premises Address:            Stonedale Building
                             1935 Kingstown Road
                             Peace Dale, R. I.  02883

Unit Number:                 Suites  #201, #203

Square Footage:              Suite                 Area
                             -----                 ----
                             201                   3735
                             203                   2707
                                                   ----
                                    Total          6442

Term:                        Five (5) Years

                             Commencement Date:           April 1, 1998

                             Expiration Date:             March 31, 2003

Option to Renew:             None:

Purpose:                     General Office Use

Base Tax Year:               1997

Advance Front Rent           $14,494.50
                             Applied as follows:
                                    First Month:          $7,247.25
                                    Security Deposit:     $7,247.25

Rent:                        Embodied within the express terms of the Lease.
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                                LEASE AGREEMENT

            This LEASE AGREEMENT ("Lease") dated as of this 23rd day of December, 1997, is made by and between MUTUAL PROPERTIES STONEDALE L.P., a Rhode Island Limited Partnership, having an address of One James P Murphy Highway, West Warwick, R.I. 02893, ("Landlord"), and Pro-Mark Holdings, Inc. a Delaware Corporation, having an address of 1935 Kingstown Road, Peace Dale, R. 1. ("Tenant").

                              Article I - Premises

            Section 1.01. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants, agreements and conditions hereinafter set forth those certain premises located at Stonedale Office Building, 1935 Kingstown Road, Peace Dale, RI. 02883 identified as premises as outlined in red (the "Premises"), on Exhibit A attached hereto.

            Section 1.02. The rentable area of the Premises is agreed to be 6442 square feet which consists of Suite #201 containing 3735 square feet and Suite #203 containing 2707 square feet The Premises are a portion of the building (the "Building") located at 1935 Kingstown Road, Peace Dale, R.I. 02883 (collectively, the "Property").

            Section 1.03. Landlord hereby grants to Tenant the nonexclusive right to use the common areas associated with the Building (the "Common Areas"), which are defined herein as all areas and facilities outside the Premises contained in or related to the Building that are provided for the general use and convenience of Tenant and of other tenants of rental space in the Building and their respective agents, invitees and customers. The Common Areas shall include without limitation, pedestrian walkways, stairways, landscaped areas, sidewalks, service corridors, throughways and private roads servicing the Building. The Common Areas shall also include the parking facilities servicing the Building (the "Parking Area").

                                Article 2 - Term

            Section 2.01. The term (the "Initial Term") of this Lease shall commence on April 1, 1998 (the "Commencement Date") and, subject to earlier termination or upon default or as hereinafter provided, end on March 31, 2003 (the "Expiration Date"). Landlord and Tenant agree that Landlord shall deliver possession of the Premises to Tenant on or before the Commencement Date, with time being of the essence.

            Section 2.02. Provided Tenant is not in default hereunder, Tenant may terminate this Lease with respect to the entire Premises or a part thereof upon six (6) months advance written notice to Landlord given any time after March 31, 2000 (the "Notice"). The termination of the Lease, in its entirety or with respect to any Suite, identified in the Notice , (Tenant may not terminate a portion of any Suite), shall be effective as of the last day of the sixth month following Landlord's receipt of the Notice (the "Effective Date"). For any such termination to become effective on the Effective Date,
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Tenant shall pay to Landlord prior to the Effective Date a lump sum termination fee equal to three (3) months Rent and Additional Rent then allocable to the Premises or portion thereof affected by the Notice and Tenant shall not be in default under the Lease through the Effective Date. In the event of a partial termination, Rent shall be proportionately reduced on the remaining premises from and after the Effective Date.

                                Article 3 - Rent

            Section 3.0. Commencing on the Commencement Date and continuing through March 31, 2003, Tenant agrees to pay to Landlord annual rent ("Base Rent") for the use of the Premises, in lawful money of the United States in the following amounts:

            Years 1 - 5:
                  From April 1, 1998 through and including March 31, 2003, annual Base Rent of $86,967.00 payable in equal monthly installment of $7,247.25.

      All installments of Base Rent shall be payable on the first day of each month in advance without setoff or deduction. Rent for any period less than a full calendar month shall be prorated.

            Section 3.02. In addition to Base Rent, Tenant shall pay as additional rent (hereinafter called "Additional Rent") (a) Tenant's Pro Rata Share (as hereinafter defined) of all real estate taxes and assessments of any kind relating to the Property in excess of those which were assessed for the 1997 tax fiscal year ("Base Tax Year") and (b) Tenants Pro Rata Share of all Operating Costs (as hereinafter defined) incurred by the Landlord (collectively "Landlords' Expenses").

            Tenant's Pro Rata Share shall be 34.17%. Such Additional Rent shall be in the nature of Rent for purpose of determining Landlord's rights in respect thereto. As soon as reasonably practicable after Landlord's receipt of real estate tax and assessment bills for the Property each Lease year throughout the Term, Landlord shall deliver to Tenant each year a reasonably detailed statement setting forth the real estate taxes and assessments due for the Base Tax Year, the real estate taxes and assessments due for the current year, and Tenant's Pro Rata Share thereof. Tenant shall pay such amount upon receipt of such statement.

            Beginning on the Commencement Date and continuing on the first of each month throughout the Term, Tenant agrees to pay monthly in advance the sum of $540.00 as Tenant's Pro-Rata share of the Operating Cost of the Property. As soon as reasonably practicable after the end of each fiscal year, Landlord shall supply Tenant with a reasonably detailed statement setting forth all Operating Cost and a determination of Tenant's Pro-Rata Share thereof. In the event the amount paid by Tenant shall be less than its Pro-Rata Share of Landlord's Operating Cost for each calendar year of the Term, Tenant shall pay said excess cost within Thirty (30) days after receipt of such determination each year throughout the Term. Notwithstanding the foregoing, Landlord and Tenant agree that in each subsequent year of the term, Tenant's Pro-Rata Share of Operating Costs shall not in crease by more than 3% each year.


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            For the purpose of this Lease, the term "Operating Costs" shall mean the following costs and expenses incurred by Landlord for the operation, management and maintenance of the Property: insurance premiums and the reasonable expenses incurred in maintaining and repairing all plumbing, heating, air conditioning and electrical equipment and managing, equipping, lighting, repairing, cleaning and maintaining, and the Common Areas, specifically including but not limited to landscaping, gardening, parking lot maintenance, line painting, traffic control, sanitary control, removal of snow, ice, trash, rubbish and other refuse, and the cost of all personnel necessary to implement such services plus 15% of all costs to cover administrative cost relative in the operation of the Common Areas, but not financing costs nor the costs of any major repairs to or replacement of the Building, fixtures (excluding Tenant's fixtures but including all plumbing, heating, air conditioning and electrical equipment) Common Areas and Structural Components thereof. Such financing costs and the costs of any major repairs or replacement shall be paid solely by Landlord.

            Section 3.03. All payments of Rent required to be made hereunder shall be made payable to and sent to Landlord at the address set forth in
Article 25 hereof.

                    Article 4 - Possession: Quiet Enjoyment

            Section 4.01. Landlord shall, on or before the Commencement Date, deliver possession of the Premises to Tenant, in good condition and repair, and in material compliance with all governmental codes, laws, ordinances, regulations and requirements applicable to the Premises and to Tenant's use thereof. To the extent government agencies or regulatory bodies require facility updates be made to comply with laws and regulation under the Americans With Disabilities Act (the "ADA") it will be the Landlords responsibility to make such renovations at Landlords expense.

            Section 4.02. Landlord covenants that it has good and marketable record title to the Property free from any liens or encumbrances which would interfere with the Tenant's quiet enjoyment of the Premises during the Term. Landlord covenants and agrees to keep Tenant in quiet possession and enjoyment of the Premises during the Term.

            Section 4.03. Landlord covenants that it has full, lawful right and authority to enter into the Lease and the execution of the Lease will not violate the provisions of any lease, mortgage, agreement, restriction, law, code or ordinance in effect and applicable to the Premises and/or the Property.

            Section 4.04. Landlord will not enter into any lease, agreement, or other undertaking which will violate or interfere with the rights of the Tenant under the Lease.

            Section 4.05. Landlord covenants that to the best of its knowledge that there are no present or pending violations of any applicable public, building or local safety laws or regulations with respect to the Premises, nor is there any violation of any zoning law, ordinance or regulation of any subdivision plat, deed or other restriction.


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            Section 4.06. Landlord covenants that all plumbing, heating, air conditioning and electrical equipment are of such design, efficiency and capacity as will insure the comfortable and economic enjoyment of the Premises by the Tenant, its agents, employees and invitees throughout the Term of the Lease.

            Section 4.07.Landlord shall provide Tenant with additional space within the Building at the same Base Rent then in effect for these Premises, at any time during the Term as the same shall be or become available from time to time.

                          Article 5 - Use of Premises

            Section 5.01. Tenant shall be permitted to use the Premises for the purposes of General Office Use and for any other legal purpose (the "Permitted Use"). Landlord covenants that the Permitted Use of the Premises is in compliance with and will not violate the provisions of any lease, mortgage, agreement, restrictive covenant, or zoning or building law applicable to the Premises.

                               Article 6 - Taxes

            Section 6.01. Tenant shall pay before delinquency all taxes that become payable during the Term which are levied or assessed upon Tenant's equipment, furniture, fixtures and Tenant's other personal property installed or located in or on the Premises.

            Section 6.02. Landlord shall pay before delinquency and subject to reimbursement by Tenant of Tenant's Pro Rata Share, in accordance with Section
3.02. hereof, all real property and/or rental taxes which are now or hereafter imposed upon the Property and/or the Building by any governmental agency or authority having jurisdiction over the Property, or any net income, franchise, estate, inheritance or transfer tax imposed upon the Property and/or the Building subject to whatever rights.

                             Article 7 - Insurance

            Section 7.01. Tenant shall maintain, at Tenant's expense throughout the Term, a policy of commercial general liability insurance, against all claims in connection with Tenant's Permitted Use or occupancy of the Premises. Such policies shall have limits of liability of not less that $1,000,000 for personal injury or death of any one person, not less that $1,000,000 for any one incident, and not less than $500,000 for property damage. Tenant shall also maintain at Tenant's expense throughout the Term workman's compensation insurance affording statutory coverage and containing statutory limits.

            Tenant shall furnish Landlord a certificate evidencing such insurance. Such insurance policy shall name Landlord as an additional insured and provide at least thirty (3 0) days' cancellation notice to Landlord.

            Section 7.02. Landlord shall cause to be maintained, throughout the Term (a) a policy


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of commercial general liability insurance with respect to the Property, and (b)
policies of insurance covering damage to the Building, excluding Tenant's fixtures, or equipment, in the amount of the full replacement value thereof, providing protection against all risk of loss. Landlord shall furnish Tenant, upon written demand therefor, a copy of such policies or a certificate evidencing such insurance.

            Section 7.03. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either party or its property, where such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party hereto.

                          Article 8 - Indemnification

            Section 8.01. Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever; (a) occurring in, on, or about the Premises; and
(b) occurring in, on, or about the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault, or omission of and duty with respect to the same, by Tenant, its agents, employees, or invitees.

            Section 8.02. Landlord shall hold Tenant harmless from and defend Tenant against any and all claims or liability for any injury or damage to any person or property whatsoever; (a) occurring in, or about the Property other than the Premises; and (b) occurring in, on, or about the Premises, when such injury or damage shall be caused in part or in whole by the act, neglect, fault, or omission of any duty with respect to the same, by Landlord, its agents, employees or invitees.

                  Article 9 - Utilities and Services; Parking

            Section 9.01. Landlord shall cause water and sewage service to be furnished to the Premises for the use of Tenant. Tenant shall, at its sole cost and expense, pay or cause to be paid all charges (including any deposits) for water, sewer, gas, electricity, telephone or other services or utilities furnished to the Premises or to Tenant with respect to its operation therein during the Term to the extent that such utilities shall be separately metered and/or directly billed to Tenant by the respective utilities. To the extent that any such utilities are metered and/or billed to more than one tenant (including Tenant) Tenant shall pay Tenant's pro rata share of such amounts. Further, it is expressly agreed and understood between the Tenant and the Landlord that the Tenant shall hold the Landlord harmless for any and all damages sustained as a direct or indirect result of damage to mains and conduits bringing water gas and/or electricity to the Tenanfs pren-fises, provided that the damage to such mains and/or conduits was not caused by the gross negligence or willful misconduct of Landlord.


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

            Section 9.02. Tenant shall have the right in common with the general use of other tenants, to park vehicles in accordance with the parking requirements of the city or town in which the Premises are located free of charge and on an unreserved basis, in the Parking Areas subject to the exclusive control and management of Landlord.

                          Article 10 - Landlord's Work

            Section 10.01. Prior to the Commencement Date, Landlord, at its expense, shall cause certain work to be constructed in accordance with Exhibit B attached hereto and by this reference incorporated herein. Article 11 - Repairs and Maintenance

            Section 11.01. Landlord, at its sole expense subject to reimbursement of Operating Costs by Tenant as provided in Section 3.02. shall do the following:

            (a) Maintain, in good condition and repair, during the Term the structural components of the Property, including without limitation the foundation, roof, exterior walls of the Building which are a part of and/or service the Premises.

            (b) Maintain and keep clean all Common Areas, including the Parking Area, provide adequate lighting and drainage for the Parking Area during normal business hours, and maintain all landscaping in a neat and orderly condition.

            (c) Perform all other maintenance and repair obligations at the Building and Premises that are not specifically allocated to the Tenant in
Section 11.02 hereof, including without limitation maintaining in good order and repair the plumbing, electrical, heating and air conditioning systems which are part of or service the Premises.

            (d) Remove snow and ice from the Parking Area and driveways serving the Premises.

            All repairs and maintenance to be performed by Landlord hereunder shall be done in a timely fashion, as circumstances dictate.

            Section 11.02. Tenant, at its sole expense shall do the following:

            (a) Make all interior repairs to the Premises during the Term which are necessary to keep the Premises in substantially as good condition as on the Conunencement Date, reasonable wear and tear and damage by fire or other insured casualty excepted.

            (b) Keep the Premises neat, clean, orderly, in sanitary condition and free of insects and pests, replace all lamps, bulbs, fluorescent tubes, and ballasts.

            (c) Use reasonable efforts to conserve energy, fuel and water.

            (d) Maintain and replace any electrical or plumbing components installed by Tenant and customized for their use.

            (e) Provide janitorial services to the Premises consistent with those provided in buildings similar in quality to the Building.

            (f) Cause Tenant's own trash and refuse to be removed daily or as often as is reasonably necessary from the Building so as to avoid unreasonable accumulations of the same.


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            (g) Operate the air conditioning, heating and ventilating equipment throughout the year, as the weather requires, so as to keep the Premises comfortably cool in the warm season, comfortably warm in the cold season, and adequately ventilated at all times.

            (h) Keep all glass in doors and windows within and adjacent to the Premises clean, provide plate glass coverage for all risks and replace promptly with glass of like kind and quality,any plate glass or window glass which may become cracked or broken.

            (i) Not cause or permit objectionable odors, or noises to emanate or be dispelled from the Premises.

            0) Not permit the parking of delivery vehicles so as to interfere with the use of any driveway, walk, parking area, mall or other Common Area.

            (k) Comply with all laws and ordinances and all valid rules and regulations of governmental authorities, now or hereafter enacted, promulgated or adopted, with respect to the use or occupancy of the Premises.

            (1) Refrain from placing in the sewerage system any chemical, waste or substance which may require special treatment or may cause damage or injury to the sewerage system and to pay the cost of any repair or damages in the sewerage system necessitated by any violation of this undertaking; and

            (m) Properly remove and dispose of all medical waste.

                            Article 12 - Alterations

            Section 12.01. Tenant shall make no alterations, installations, additions or improvement ("additions") in or to the Premises in excess of $10,000 without the prior written consent of Landlord, which consent will not be unreasonably withheld. All such permanent additions shall be deemed to be part of the Building and to belong to Landlord at the end of the Term.

                           Article 13- Trade Fixtures

            Section 13.01. All equipment, business and office machines, furniture and other items of personal property (except additions including without limitation walls, floors, ceilings, wiring, plumbing, sewerage, and water pipes and lines) owned or installed by Tenant in the Premises at its expense shall remain the property of Tenant, and may be removed by Tenant at any time provided that Tenant shall at its expense, repair any damage, holes or openings caused or occasioned by such removal and provided Tenant shall not at such time be in default under any covenant or agreement contained herein. If Tenant is in default, Landlord shall have a lien on said trade fixtures, appliances and equipment, and a continuing security interest on all said items and the proceeds thereof, a security against loss or damage resulting from any such default by tenant, and said trade fixtures, appliances and apparatus shall not be removable by Tenant until such default is cured. Tenant shall at Landlord's request execute and deliver to Landlord a financing statement under the Uniform Commercial Code, which shall be subordinate only to Tenant's Purchase Money security interest on said trade fixtures.


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

                         Article 14 - Mechanic's Liens

            Section 14.01 Tenant shall keep the Property, the Building and the Premises free from and promptly remove any mechanic's liens arising due to Tenant's acts or omissions after written notice from Landlord. Tenant shall have no obligation under this section to keep the Property, the Building, and the Premises free from or to remove any mechanic's liens arising due to other tenant's or Landlord's acts or omissions.

                      Article 15 - Damage and Destruction

Section 15.01. If the Premises are damaged by fire, earthquake, act of God or the elements, Landlord shall forthwith repair the same, subject to the provisions of this Section hereinafter set forth and provided such repairs can be made within four (4) months under applicable state, federal and city and county laws and regulations. This Lease shall remain in full force and effect, except that if there shall be damage to the Premises, and such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees or invitees, a proportionate reduction in Rent shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. If such repairs cannot be made within four (4) months, Tenant may, upon written notice to the Landlord, within thirty (30) days after the date of such fire or other casualty, terminate this Lease as of the date of such fire or other casualty. The Landlord shall be required to notify the Tenant within fifteen (15) days of such casualty of whether the repairs can be completed within said four (4) month period.

            Notwithstanding the foregoing, Tenant may elect to terminate this Lease by written notice to Landlord within thirty (30) days of such fire or other casualty if, as a result thereof, at least twenty-five percent (25%) of the floor space in the Premises has been damaged and Tenant reasonably determines that it cannot carry on its business in the Premises as intended thereby; provided, however, that Tenant may not terminate this Lease in such event if Landlord provides reasonable written assurance to Tenant within fifteen
(15) days of such fire or other casualty that it can restore the Premises to substantially the same condition they were in prior to the fire or other casualty and the Premises are in fact so restored no later than (i) four (4) months from the date of the fire or other casualty and (ii) six (6) months prior to the expiration of the current Lease term. In the event that Tenant terminates this Lease under this section, Tenant shall be entitled to the return of any Rent (including Additional Rent) paid by Tenant with respect to the period of the Lease term following the fire or other casualty.

            Section 15.02. Landlord shall not be required to repair any injury or damage by fire, earthquake, act of God or the elements, or to make any repairs or replacements, of any Property, fixtures or equipment of Tenant or of any improvements installed in the Premises by Tenant, except for the portion of such improvements the cost of which was bome by Landlord; and Tenant shall, at Tenant's sole cost and expense, repair and restore its portion of such improvements.

            Section 15.03. In the event the Premises or the Building is totally destroyed or


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rendered wholly unusable for Tenant's Permitted Use, this Lease shall terminate and Tenant and Tenant shall only be liable for Rent up to the date of such total destruction.

                           Article 16 - Condemnation

            Section 16.01. If the Premises and/or the Building, or any portion thereof, are taken or condemned under the power of eminent domain, or by purchase in lieu of such taking or condemnation, and as a result thereof the use and enjoyment of the Premises by Tenant are materially impaired, Tenant may, at its sole option, but without prejudice to any rights and claims which it may otherwise have on account of such taking, condemnation or sale, terminate this Lease upon written notice to Landlord. If Tenant does not elect to terminate this Lease, the Rent reserved for the remainder of the Term shall be reduced in proportion to the portion of the Premises taken, condemned or sold, having due regard to the nature and extent of the injury caused thereby to the Premises and to Tenant's Permitted Use thereof, and such reduction in Rent shall be without prejudice to any rights and claims which Tenant may otherwise have on account of such taking or condemnation or sale. All compensation award for such taking of the fee and the Leasehold shall belong to the Landlord. All compensation award for moving expenses, shall belong to Tenant.

                     Article 17 - Environmental Provisions

            Section 17.01 Landlord and Tenant represent, warrant and covenant that to the best of each party's knowledge each has obtained, is in compliance with, and will continue to comply with all permits, licenses and other authorizations which are required under all environmental laws and regulations applicable to the Property.

            Section 17.02. Landlord and Tenant shall comply with the requirements of all federal, state, and local environmental laws relating to the Property, shall immediately notify the Landlord or Tenant, as the case may be in the event of any spill, pollution or contamination affecting the Property from oil, friable asbestos, hazardous waste, hazardous material, or other waste or material regulated or limited by applicable federal, state, or local environmental law or regulation ("Hazardous Material"); and shall immediately forward to the Landlord or Tenant as the case may be any notices relating to such matters received from any governmental agency.

            Section 17.03. Landlord shall immediately contain and remove at its sole cost and expense any Hazardous Material found on the Premises of which it has knowledge, if the presence of such Hazardous Material is not caused by Tenant, its agents, or employees; such work must be done in compliance with applicable laws. Tenant shall notify Landlord of any material on the Premises which it knows or reasonably suspects to be a Hazardous Material.

            Section 17.04. Tenant shall immediately contain and remove at its sole cost and expense any Hazardous Material found on the Premises if caused by Tenant, its agents, or employees; such work must be done in compliance with applicable laws.


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            Section 17.05. Landlord will indemnify, defend, and hold the Tenant harmless from and against any claim, cost, damage (including without limitation consequential damages), expense (including without limitation reasonable attorney's fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against the Landlord, the Tenant, or the Property relating to any act or failure to act by Landlord or anyone claiming by, through or under Landlord provided such damage was not caused by the Tenant, its agents, employees, or invitees. The provisions of this Section 17.05, shall continue in effect and shall survive (among other events) any termination or expiration of this Lease.

            Section 17.06. Tenant will indemnify, defend, and hold the Landlord harmless from and against any claim, cost, damage (including without limitation consequential damages), expense (including without limitation reasonable attorney' fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against the Tenant, the Landlord, or the Property relating to any act or failure to act by Tenant provided such damage was not caused by the Landlord, its agents, employees, or invitees. The provisions of this Section 17.06. shall continue in effect and shall survive (among other events) any termination or expiration of this Lease.

                         Article 18 - Security Deposit

            Section 1801. Tenant has deposited with Landlord the sum of $7,247.25 as security for the full and faithful performance and observance by Tenant of all the covenants, terms and conditions herein contained to be performed and observed by Tenant, and Landlord may use, apply or retain the whole or any part of said security to the extent required for the payment of any Rent or any sum as to which Tenant is in default in respect to any of the covenants, terms or conditions of this Lease. Said sum (to the extent permitted by law, without interest), or any balance thereof, shall be returned to Tenant after the time fixed as the expiration of the Lease provided that Tenant shall have fully performed all of said covenants, terms and conditions. It is agreed that said security is not an advance payment of, or on account of the Rent herein reserved, or any part of settlement thereof, or a measure of Landlord's damages, and in no event shall Tenant be entitled to a return or particular application of said sum or any part thereof, until the end of the Term hereby granted.

                       Article 19- Signs and Advertising

            Section 19.01. Tenant shall not place any sign, decoration, lettering or advertising matter on or around the Premises, Building or Land without the advance written consent of Landlord, which consent shall not be unreasonably withheld. Any and all signs shall be installed at Tenant's expense and in strict conformance with Landlord's specifications. Tenant further agrees to maintain all such signs and advertising matter as may be approved in good order and repair at all times. Landlord agrees to maintain a uniformity of all signage for the Building.


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                         Article 20- Entry by Landlord

            Section 20.01. Landlord and its agents shall have the right to enter into and upon the Premises at reasonable times for the purpose of examining and exhibiting the same, for making any necessary repairs or alterations thereto, for the purpose of supplying any service, or building maintenance to be provided by Landlord hereunder; provided, however, that Landlord shall advise Tenant a reasonable time in advance thereof, and provided further, that the operations of Tenant shall not be interfered with unreasonably thereby. Landlord may enter into and upon the Premies at any time without prior notice to Tenant if such entry is of an emergency nature.

                     Article 21 - Assignment and Subletting

            Section 21.01. Tenant will not assign, sublet, pledge, mortgage, or otherwise transfer this Lease or the whole or any part of the Premises without in each instance having first received the express written consent of Landlord, which consent shall not be unreasonably withheld.

                           Article 22 - Subordination

            Section 22.01. Tenant agrees to subordinate this Lease to any mortgage or other instrument of security placed upon the Premises by Landlord if the holder of such mortgage or other instrument (the "Landlord's Mortgagee") requires such subordination; provided, however that the Landlord's Mortgagee must enter into an agreement with Tenant and the successors and assigns thereof in which the Landlord's Mortgagee agrees not to disturb the possession and other rights of Tenant under this Lease so long as Tenant continues to perform its obligations hereunder, and, in the event of acquisition of title by the Landlord's Mortgagee through foreclosure proceedings or otherwise, to accept Tenant as tenant of the Premises under the terms and conditions of this Lease and to perform the Landlord's obligations hereunder arising after the acquisition of such title.

            Section 22.02. At no expense to the Landlord, and from time to time, Tenant agrees that within thirty (30) days after a written request therefore and upon such form as Landlord provides (hereinafter refer-red to as "Tenant's Estoppel Certificate"), Tenant will certify to Landlord or any person designated by Landlord ("Landlord's Designee") that: (a) this Lease is in full force and effect; (b) there are no existing uncured defaults hereunder; (c) this Lease is unmodified; (d) the date to which Rent and Additional Rent (if any) have been paid; (e) the amount held by Landlord as a security deposit (if any); and (f) any deviations from any of the preceding declarations. Landlord and Landlord's Designee shall be absolutely entitled to rely upon the declarations contained in Tenant's Estoppel Certificate, and Tenant shall be forever estopped from disputing the truthfulness of any declaration therein contained as of the date to which Tenant's Estoppel Certificate speaks.

            Section 22.03. At no cost or expense to the Tenant, and from time to time, Landlord agrees that within thirty (30) days after a written request therefore and upon such form as Tenant provides (hereinafter referred to as "Landlord's Estoppel Certificate"), Landlord will certify to Tenant or any person designated by Tenant (Tenant's Designee"), that: (a) this Lease is in full force and effect; (b) there are no existing uncured defaults hereunder; (c) this Lease is unmodified; (d) the date to which Rent and Additional Rent (if any) have been paid; (e) the amount held by Landlord as security deposit (if any); and (f) any deviations from any of the preceding declarations. Tenant and Tenant's Designee shall be absolutely entitled to rely upon the declarations contained in Landlord Estoppel Certificate, and Landlord shall be forever estopped from disputing the truthfulness of any declarations therein contained as of the date to which Landlord's Estoppel Certificate speaks.

                              Article 23 - Default

            Section 23.01. If any of the following shall occur, Tenant shall be deemed in default of this Lease: (a) if Tenant shall fail to pay any Rent or other sum when and as the same becomes due and payable and such failure shall continue for more than ten (10) days after written notice thereof from the Landlord; (b) if Tenant shall fail to perform any of the other duties required to be performed by Tenant under this Lease and such failure shall continue for more than thirty (30) days after receipt of written notice thereof from Landlord; provided, however, that if such cannot reasonably be performed within such thirty (30) day period, Tenant shall have such additional time as is reasonably necessary to perform such duty; (c) if Tenant shall make a general assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a petition in bankruptcy, have an order of relief entered against it, or file or have filed against Tenant a petition seeking any reorganization, receivership, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation.

            Section 23.02. The Rent is due the 1st of the month. If the Rent is not paid on the 1st of the month and continues unpaid for a period of ten (10) business days, it will be a material breach of the Lease and the Tenant will be subject to legal proceedings. The Landlord may give notice of this breach to the Tenant by regular mail and if the Rent is not paid within Five (5) days of such notice, the Landlord may terminate the Lease at its option and the Tenant is subject to eviction, damages and cost of eviction, including reasonable attorneys' fees. For every day after such notice of breach the Rent is unpaid, a $25.00 per day late rental payment accruing as of the first of the month will be due and payable and considered Additional Rent. It is further agreed, that acceptance by the Landlord of any part of any arrearage shall not be deemed a waiver of this provision. If Tenant shall violate either (a) the covenant to pay Rent, Additional Rent or any other charges or sums required to be paid hereunder and shall fail to comply with said covenant within 10 days (or such shorter period as expressly provided herein) after being sent written notice of such violation by Landlord, or (b) any other covenant other than that of payment of Rent made by it in this Lease and shall fail to comply, or commence compliance, within 10 days after being sent written notice of such violation by Landlord, and diligently complete the same, then Landlord may, at its option, terminate this Lease by serving on Tenant a notice of termination, setting forth in said notice of termination, a termination date which shall be no less than 10 business days after mailing of said notice. The Tenant shall be subject to eviction, damages and cost of eviction including reasonable attorneys' fees. Tenant waives any right of redemption of the Premises after eviction.

            Section 23.03. The waiver by either party of any default shall not be deemed to be a waiver of any subsequent default under the same, or under any other term, covenant or condition of the Lease. The subsequent acceptance of any Rent by Landlord shall not be deemed to be a waiver of any preceding default by Tenant under any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such Rent.

                   Article 24 - Return of Premises: Holdover

            Section 24.01. At the expiration of or other termination of the Term, Tenant will remove from the Premises its property and that of all claiming under it and will peaceably yield up to Landlord the Premises in as good condition in all respects as the same were at the commencement of this Lease, except for ordinary wear and tear, damage by the elements, by any exercise of the right of eminent domain or by any public or other authority, or damage not caused by Tenant and with respect to which Tenant is not required to maintain insurance hereunder.

            Section 24.02. If Tenant shall hold possession of the Premises beyond the Term without Landlord's written consent Tenant shall pay to Landlord double the Rent plus the Additional Rent than applicable for each month during which Tenant shall retain such possession, and also shall pay all damages sustained by Landlord on account thereof The provisions of this paragraph shall not operate as a bar or as a waiver by Landlord of any right of re-entry or any remedy available to Landlord under common law.

                              Article 25 - Notices

            Section 25.01. All notices which are required to be given by either party hereunder shall be in writing, sent by certified or registered mail, postage prepaid, return receipt requested, and addressed to the parties at the following addresses:

            Landlord:         Mutual Properties Stonedale L.P.
                              One James P Murphy Highway
                              West Warwick, R.I. 02893
                              Attention: Stephen G. Soscia

            Tenant:           Pro-Mark Holdings, Inc.
                              33 North Road
                              Peace Dale, R.I. 02883
                              Attention: Steven M. Dias, CFO

or to such other addresses and to such other persons as the parties may from time to time designate in writing. The time of giving of any such notice shall be deemed to be three (3) days after such notice is mailed.

                        Article 26 - Broker's Commission

            Section 26.01. Each party hereto represents that it has not dealt with any other real estate broker or agent in connection with the negotiation of this Lease or the leasing of the Premises except for Stephen G. Soscia, dba Mutual Properties, Inc. Each party shall hold the other harmless from all damages resulting from any claims that may be asserted against the other party by any broker, finder, or other person or entity with whom the other party has dealt.

                       Article 27 - Rules and Repulations

            Section 27.01. Tenant shall abide by the reasonable rules and regulations from time to time established by Landlord with respect to the Building and the Property. In the event that there shall be conflict between such rules and regulations and the provisions of this Lease, the provisions of this Lease shall control.

                        Article 28 - Recording of Lease

            Section 28.01. The parties hereto agree that this Lease shall not be recorded, but the Landlord and Tenant hereby agree upon request of either party to enter into a notice of lease in recordable form, setting forth the names of the parties, describing the Premises, specifying the Term and such other provisions, except rental provisions, with respect to the Lease as will put on notice any third party of the existence of the Lease.

                           Article 29 - Miscellaneous

            Section 29.01 The words "Landlord": and "Tenant", as used herein, shall include the plural as well as the singular. Words used in the masculine gender herein shall include feminine and neuter forms thereof,

            Section 29.02. The covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, and subject to Section 21.01, successors and assigns of the parties hereto.

            Section 29.03. The article headings in this Lease are for convenience only, and shall not limit or otherwise affect the meaning of any provisions hereof.

            Section 29.04. Tenant shall pay interest at the rate of Eighteen (18%) Percent per annum on any installment of Rent or Additional Rent from the due date when paid more than Ten (10) days after the due date thereof and such interest shall be paid on demand. Section 29,05. Time is of the essence in each and every provision of this Lease. Section 29.06 The invalidity or unenforceability of any provision of this Lease shall not affect any other provision hereof.

            Section 29.07. Should either party hereto commence an action against the other to enforce any obligation under this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and expense ftom the other.

            Section 29.08 This Lease shall be construed and enforced in accordance with the laws of the State of Rhode Island without respect to its conflict of laws provisions.

            Section 29.09. This Lease constitutes the entire agreement between the parties hereto and may not be modified in any manner other than by written agreement, executed by all of the parties hereto or their successors in interest. No prior understanding or representation of any kind made before the execution of this Lease shall be binding upon either party unless incorporated herein.

            IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first set forth above.

                       Landlord:        Mutual Properties Stonedale L.P.
                                        A Rhode Island Limited Partnership
                                        By: STO Real Estate Inc. General Partner

                                        By: /s/ Stephen G. Soscia, Pres.
                                            ------------------------------------
                                            Stephen G. Soscia          President

                       Tenant:          Pro-Mark Holdings, Inc.

                                        By: /s/ E. David Corvese
                                            ------------------------------------
                                            E. David Corvese
                                            Its: President an CEO

(Landlord)
STATE OF RHODE ISLAND

COUNTY OF KENT

In Warwick, on the 12th day of December 1997, before me personally appeared Stephen G. Soscia, the President of STO Real Estate Inc. to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of the General Partnership.


                                    /s/ Karena Pelosi
                                    -----------------------------------
                                    Notary Public
                                    My Commission Expires: 6/26/2001
                                                           ------------

(Tenant)
STATE OF RHODE ISLAND
COUNTY OF _______________

In ____________________ on the ______ day of December, 1997 before me personally appeared E. David Corvese, the President and CEO of Pro-Mark Holdings, Inc. to me known and known by me to be the person executing the foregoing instrument, and he acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of the corporation.

                                    ------------------------------------------
                                    Notary Public
                                    My Commission Expires
                                                          --------------------

                                  EXHIBIT "B"

                                Landlord's Work

                         Pro-Mark Holdings Corporation

Landlord shall perform the following at Landlord's sole cost and expense:

      1. Remove and/or construct interior walls to create floor plan layout as shown on plan attached.

      2. Install new floor coverings if and as required to provide uniform finished floors.

      3. Provide finished ceilings, reconstruct lighting, and fire safety systems to accommodate new floor plan layout.

      4. Paint walls as required to provide clean wall surfaces.

                                  EXHIBIT "A"

                         [Floor diagram of Main Level]

                                  EXHIBIT "B"

                     [Detailed floor diagram of main level]